                                                                   EXHIBIT 10.13




                  FORM OF AMENDMENT NO. 1 TO CREDIT AGREEMENT

                         This AMENDMENT NO. 1 TO CREDIT AGREEMENT is made and
                    entered into as of July 30, 1998, by and among HUDSON RESPIRATORY CARE INC., a California corporation (the "Borrower"), RIVER HOLDING CORP., a Delaware corporation ("Holding") and the Required Lenders (as defined in Article I of the Credit Agreement).

                                    RECITALS

     A. The Borrower, Holding, the Lenders (as defined in Article I of the Credit Agreement), Salomon Brothers Inc, and Bankers Trust Company, entered into a Credit Agreement dated as of April 7, 1998 (the "Credit Agreement"), pursuant to which the Borrower made negative covenants concerning its Debt/Adjusted EBITDA Ratio and its Minimum EBITDA. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

     B. The Borrower requested an amendment to such negative covenants and to certain definitions.

     C. The Required Lenders are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

     D. The Borrower, Holding and the Required Lenders are entering this Amendment pursuant to Section 9.08(b) of the Credit Agreement.

                                   AGREEMENTS

     In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holding and the Required Lenders agree as follows:

     1. Definitions. (a) The following definitions as presented in Article I of the Credit Agreement are amended in their entirety to read as follows:

          "Consolidated Net Income" means, for any period, the net income (loss) of the Borrower and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income (a) any net income (loss) of any person (other than the Borrower) if such person is not a Restricted Subsidiary, except that (i) subject to the exclusion contained in clause (d), the Borrower's equity in the net income of any such person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash distributed by such person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (c)) and (ii) the Borrower's equity in a net loss of any such person other than an Unrestricted Subsidiary for such period shall be included in determining such Consolidated Net Income, (b) for the purposes of Section 6.06 only, any net income (loss) of any person acquired by the Borrower or any of its consolidated Subsidiaries in a pooling of interests transaction for any period prior to the date of such acquisition, (c) any net income (but not loss) of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions, directly or indirectly, to the Borrower, except that subject to the exclusion contained in clause (d), the Borrower's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash distributed by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to another Restricted Subsidiary, to the limitation contained in this clause),
     (d) any gain (but not loss) realized upon the sale or other disposition of any Property of the Borrower or any of its consolidated Subsidiaries (including pursuant to any Sale and Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business; provided, that any tax benefit or tax liability resulting therefrom shall be excluded in calculating such Consolidated Net Income, (e) any extraordinary gain or loss; provided, that any tax benefit or tax liability resulting therefrom shall be excluded in calculating such Consolidated Net Income, (f) the cumulative effect of a change in accounting principles, (g) any non-cash compensation expense realized for grants of performance shares, stock options or other stock awards to officers, directors and employees of the Borrower or any Restricted Subsidiary, (h) compensation expense realized with respect to periods prior to the Closing Date in respect of payments under the Borrower's 1994 Amended and Restated Equity Participation Plan,
     (i) Contingent Acquisition-Related Payments; (j) fees and expenses incurred in connection with the Recapitalization and referred to in Section 4.02(s) to the extent the same would otherwise constitute an expense which would be deducted in calculating Consolidated Net Income; (k) compensation expense realized with respect to retention bonuses paid in connection with the Recapitalization to employees of the Borrower or any Subsidiary in an amount not to exceed $4,400,000, to the extent such expense was paid from the Redemption Amount, and (l) any expense attributable to taxes incurred by the Borrower as a result of its making the election under Section 338(h)(10) of the Code in connection with the Recapitalization in an amount not to exceed $2,800,000.

          "Fixed Charge Coverage Ratio" means, with respect to the Borrower and its Restricted Subsidiaries for any period of four consecutive fiscal quarters, the ratio of (a) EBITDA for such period, to (b) the sum of Capital Expenditures paid in cash, Consolidated Interest Expense, scheduled amortizations of Debt, taxes paid or due and payable (excluding taxes paid resulting from the Borrower making the election under Section 338(h)(10) of the Code in 1998 in connection with the Recapitalization in an amount not to exceed $2,800,000), and dividends or other distributions on the Capital Stock of such person paid in cash (other than to the Borrower or another Restricted Subsidiary), in each case for such period.

     (b) Clause (a) of the definition of "Excess Cash Flow" is amended in its entirety to read:

          (a) (i) permitted Capital Expenditures, (ii) taxes of the Borrower and the Subsidiaries paid or payable in cash for such period, (iii) cash consideration paid for Permitted Acquisitions (but excluding cash consideration funded by a Borrowing under the Revolving Credit Commitments), (iv) Consolidated Interest Expense, (v) increases in Adjusted Working Capital for such period, (vi) scheduled and mandatory payments of Debt, (vii) payments pursuant to Section 6.05(a)(i)(A) in connection with purchases of Excluded Shares, (viii) Contingent Acquisition-Related Payments, (ix) compensation payments made in such period in respect of amounts excluded from the definition of "Consolidated Net Income" by virtue of clause (h) thereof, and (x) dividends paid with respect to the Borrower's Exchangeable Preferred Stock to the extent permitted by Section 6.05(a)(ii), in each case to the extent made in cash during such period;

     2. Debt/Adjusted EBITDA Ratio. Section 6.09 of the Credit Agreement is amended in its entirety to read as follows:

          Section 6.09. Debt/Adjusted EBITDA Ratio. The Debt/Adjusted EBITDA Ratio shall not exceed the following amounts as of the ends of fiscal quarters of the Borrower ending nearest to the following dates:

  FISCAL QUARTER                                DEBT/ADJUSTED EBITDA RATIO
 ENDING NEAREST
 TO
------------------------------------------------------------------------------------------------------
                          1998        1999        2000        2001        2002        2003        2004
------------------------------------------------------------------------------------------------------
March 31                         6.00:1.00   5.25:1.00   4.50:1.00   3.75:1.00   3.50:1.00   3.50:1.00
------------------------------------------------------------------------------------------------------
June 30              6.75:1:00   6.00:1.00   5.00:1.00   4.25:1.00   3.75:1.00   3.50:1.00
------------------------------------------------------------------------------------------------------
September 30         6.75:1:00   6.00:1.00   5.00:1.00   4.25:1.00   3.75:1.00   3.50:1.00
------------------------------------------------------------------------------------------------------
December 31          6.00:1.00   5.25:1.00   4.50:1.00   3.75:1.00   3.50:1.00   3.50:1.00
------------------------------------------------------------------------------------------------------

          and thereafter, 3.50:1.00.

     3. Minimum EBITDA. Section 6.10 of the Credit Agreement is amended in its entirety to read as follows:

          Minimum EBITDA. The EBITDA for the fiscal year of the Borrower shall not be less than the following amounts as of the end of the following fiscal years:

          FISCAL YEAR ENDING
             NEAREST TO
            DECEMBER 31,            MINIMUM EBITDA
          ------------------      -----------------
                1998                 $26,500,000
                1999                 $29,000,000
                2000                 $32,000,000
                2001                 $34,000,000
                2002                 $37,000,000
                2003                 $39,000,000
          and thereafter

     4. Binding Effect. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower, Holding and the Required Lenders have each executed and delivered at least one counterpart.

     5. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

     6. Reference to Credit Agreement. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Credit Agreement accomplished hereby, each reference in the Credit Agreement, to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Credit Agreement shall be deemed a reference to the Credit Agreement, as amended hereby, as the case may be.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.


                              HUDSON RESPIRATORY CARE INC.,

                                by  __________________________________

                                     Name:
                                     Title:


                              RIVER HOLDING CORP.,

                                by  __________________________________

                                     Name:
                                     Title:


                              Acknowledged by:

                              BANKERS TRUST COMPANY, as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank,

                                by  __________________________________

                                     Name:
                                     Title:


                              SALOMON BROTHERS INC, as Arranger, Advisor and Syndication Agent,

                                by  __________________________________

                                     Name:
                                     Title:

                                        LENDERS
                                        -------

                              BANKERS TRUST COMPANY,

                                by  __________________________________

                                     Name:
                                     Title:


                              SALOMON BROTHERS HOLDING COMPANY INC,

                                by  __________________________________

                                     Name:
                                     Title:


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION,

                                by  __________________________________

                                     Name:
                                     Title:


                                by  __________________________________

                                     Name:
                                     Title:


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                by  __________________________________

                                     Name:
                                     Title:

                              BHF-BANK AKTIENGESELLSCHAFT,

                                by  __________________________________

                                     Name:
                                     Title:


                                by  __________________________________

                                     Name:
                                     Title:


                              CREDITANSTALT CORPORATE FINANCE, INC,

                                by  __________________________________

                                     Name:
                                     Title:


                                by  __________________________________

                                     Name:
                                     Title:


                              WELLS FARGO BANK, N.A.,

                                by  __________________________________

                                     Name:
                                     Title:


                              ROYAL BANK OF CANADA,

                                by  __________________________________

                                     Name:
                                     Title:


                              NATIONSBANK, N.A., as successor to NationsBank of Texas, N.A.,

                                by  __________________________________

                                     Name:
                                     Title:

                              SOCIETE GENERALE,

                                by  __________________________________

                                     Name:
                                     Title:


                              IMPERIAL BANK,

                                by  __________________________________

                                     Name:
                                     Title: